============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2004
                                                ------------------------
                            Heartland Partners, L.P.
------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

                                 Delaware
------------------------------------------------------------------------
       (State or other jurisdiction of incorporation or organization)

         1-10520                                     36-3606475
 ------------------------             ------------------------------------
 (Commission File Number)             (I.R.S. Employer Identification No.)


330 N. Jefferson Court, Chicago, Illinois                60661
------------------------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code   (312) 575-0400
                                                  ------------------
============================================================================

                            HEARTLAND PARTNERS, L.P.


Item 5. Other Events

On July 27, 2004, Heartland Partners, L.P. (the "Company")issued a press release announcing the appointment of Richard P. Brandstatter to the Board of Managers (the "Board") of HTI Interests, LLC, general partner of the Company. A copy of the press release is attached as Exhibit 99.1


Item 7. Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.         Description
-----------         --------------------------------------------------------
99.1                Press release of Heartland Partners, L.P. dated July 27,
                    2004
                    (filed herewith)

                            HEARTLAND PARTNERS, L.P.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HEARTLAND PARTNERS, L.P.

Date:   July 27, 2004                 By: /s/ Lawrence S. Adelson
      -----------------------              ----------------------------------
                                           Lawrence S. Adelson
                                           Manager of HTI Interests, LLC,
                                           General Partner

                            HEARTLAND PARTNERS, L.P.


                                  EXHIBIT INDEX




Exhibit No.         Description
-----------         --------------------------------------------------------
99.1                Press release of Heartland Partners, L.P. dated July 27,
                    2004
                    (filed herewith)

                                                                    EXHIBIT 99.1

              Heartland Partners, L.P.
              330 N. Jefferson Court, Suite 305
              Chicago, IL 60661
              312-575-0400



For further Information:

At Heartland Partners, L.P.:                    At The Investor Relations Co.:
Richard Brandstatter                            Karl Plath or
President                                       Brien Gately
(312) 575-0400                                  (847) 296-4200

FOR IMMEDIATE RELEASE


                HEARTLAND PARTNERS ANNOUNCES RICK BRANDSTATTER
            NAMED TO BOARD OF MANAGERS OF MANAGING GENERAL PARTNER


CHICAGO, July 27, 2004--Heartland Partners, L.P. (AMEX: HTL) today announced that President Richard P. Brandstatter has been appointed to fill a vacancy on the Board of Managers of HTI Interests, LLC, the managing general partner of Heartland Partners.

Brandstatter, 48, has been president of Heartland Partners since March 2003; and was vice president - finance, treasurer and secretary from August 1995 to March 2003.

Heartland Partners is a Chicago-based real estate partnership with properties in seven states, primarily in the upper Midwest and northern United States. CMC Heartland is a subsidiary of Heartland Partners, L.P. CMC is the successor to the Milwaukee Road Railroad, founded in 1847.



                                    # # #